Exhibit 10.1
SOURCEFIRE, INC.
FOURTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
     This Fourth Amended and Restated Investor Rights Agreement (this “Agreement”), dated as of May 24, 2006, is entered into by and among Sourcefire, Inc., a Delaware corporation (the “Company”), the individuals and entities listed on Exhibit A attached hereto (the “Series A Purchasers”, the “Series B Purchasers” and the “Series C Purchasers”), and the individuals and entities listed on Exhibit B attached hereto (the “Series D Purchasers” and together with the Series A Purchasers, the Series B Purchasers and the Series C Purchasers, the “Purchasers”).
Recitals
     WHEREAS, the Series D Purchasers are purchasing shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), pursuant to that certain Series D Convertible Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the parties identified therein (the “Purchase Agreement”);
     WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;
     WHEREAS, the Series A Purchasers are holders of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), the Series B Purchasers are holders of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), the Series C Purchasers are holders of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock” and together with the Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock, the “Preferred Stock”);
     WHEREAS, the Company and the Series A Purchasers, Series B Purchasers and Series C Purchasers are parties to the Third Amended and Restated Investor Rights Agreement dated as of January 15, 2004 (the “Prior Agreement”);
     WHEREAS, the Prior Agreement can be amended with the written consent of (i) the Company, (ii) those Series A Purchasers holding Series A Preferred Stock representing at least two-thirds (2/3) of the outstanding shares of Series A Preferred Stock then held by the Series A Purchasers, (iii) those Series B Purchasers holding Series B Preferred Stock representing at least sixty percent (60%) of the outstanding shares of Series B Preferred Stock then held by the Series B Purchasers, and (iv) those Series C Purchasers holding Series C Preferred Stock representing at least a majority of the outstanding shares of Series C Preferred Stock then held by the Series C Purchasers; and
     WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety and, together with the other parties hereto, desire to enter into this

Agreement in order to effect such amendment and restatement of the Prior Agreement and to grant certain registration and information rights to the Purchasers.
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:
     1. Certain Definitions.
     As used in this Agreement, the following terms shall have the following respective meanings:
          “Available Undersubscription Amount” means the difference between the total of all of the Basic Amounts available for purchase by Purchasers pursuant to Section 3.1 and the Basic Amounts subscribed for pursuant to Section 3.1.
          “Basic Amount” means, with respect to a Purchaser, its pro rata portion of the Offered Securities determined by dividing the aggregate number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock then held by such Purchaser by the total number of shares of Common Stock then-outstanding and issuable upon conversion of the Preferred Stock then held by all of the Purchasers; provided, however, that DBED’s Basic Amount shall include that additional portion of Offered Securities as if DBED purchased its pro rata share of (i) the Series B Preferred Stock purchased by all of the Series A Purchasers pursuant to the Series B Convertible Preferred Stock Purchase Agreement dated February 10, 2003 (i.e., 244,643 shares of Series B Preferred Stock), (ii) the Series C Preferred Stock purchased by all of the Series A Purchasers and Series B Purchasers pursuant to the Series C Convertible Preferred Stock Purchase Agreement dated January 15, 2004 (i.e. 184,694 shares of Series C Preferred Stock), and (iii) the Series D Preferred Stock purchased by all of the Series A Purchasers, Series B Purchasers and Series C Purchasers pursuant to the Purchase Agreement and the Basic Amount of the other Purchasers shall be reduced on a pro rata basis; provided, further, however, that for purposes of determining the pro rata portion of Core Capital Partners, L.P. and Minotaur Funds, LLC, the shares of Common Stock issued or issuable upon conversion of the Preferred Stock then held by Core Capital Partners, L.P. and Minotaur Funds, LLC shall be aggregated and Core Capital Partners, L.P. and the Minotaur Funds, LLC (either individually or together) shall have the right to repurchase all or part of such aggregate pro rata portion.
          “Code” means the Internal Revenue Code of 1986, as amended.
          “Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.
          “Common Stock” means the common stock, $0.001 par value per share, of the Company.
          “Company” has the meaning ascribed to it in the introductory paragraph hereto.

          “Company Sale” means an Acquisition (as defined in the Certificate of Incorporation of the Company in effect on the date hereof (the “Charter”)) or an Asset Transfer (as defined in the Charter).
          “Company Subsidiary” means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company (or another Company Subsidiary) holds stock or other ownership interests representing (a) more that fifty percent (50%) of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than fifty percent (50%) of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.
          “Confidential Information” means any information that is labeled as confidential, proprietary or secret, or which otherwise should be reasonably understood by the recipient because of the circumstances of disclosure or the nature of the information itself, which a Purchaser obtains from the Company pursuant to financial statements, reports and other materials provided by the Company to such Purchaser pursuant to this Agreement or pursuant to visitation or inspection rights granted hereunder.
          “DBED” means the Maryland Department of Business and Economic Development.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.
          “Indemnified Party” means a party entitled to indemnification pursuant to Section 2.5.
          “Indemnifying Party” means a party obligated to provide indemnification pursuant to Section 2.5.
          “Initiating Holders” means the Purchasers initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.
          “Major Purchaser” means DBED, Meritech and any Purchaser that holds at least five percent (5%) of the Common Stock issued or issuable upon the conversion of all the Preferred Stock.
          “Meritech” means Meritech Capital Partners III L.P., Meritech Capital Affiliates III L.P. and their respective affiliates.
          “Notice of Acceptance” means a written notice from a Purchaser to the Company containing the information specified in Section 3.1(b).

          “Offer” means a written notice of any proposed or intended issuance, sale or exchange of Offered Securities containing the information specified in Section 3.1(a).
          “Offered Securities” means (i) any shares of Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company.
          “Other Holders” means holders of securities of the Company (other than Purchasers) who are entitled, by contract with the Company, to have securities included in a Registration Statement.
          “Preferred Stock” has the meaning ascribed to it in the recitals hereto.
          “Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
          “Purchase Agreement” has the meaning ascribed to it in the recitals hereto.
          “Purchaser” has the meaning ascribed to it in the introductory paragraph hereto.
          “Qualifying Public Offering” has the meaning ascribed to it in the Charter.
          “Refused Securities” means those Offered Securities as to which a Notice of Acceptance has not been given to the Company by the Purchasers pursuant to Section 3.1.
          “Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company under the Securities Act (other than a registration statement relating to an employee benefit plan or any corporate reorganization or other transaction under Rule 145, such as a registration statement on Form S-8 or Form S-4, or their successors forms, or any other form for a similar limited purpose).
          “Registration Expenses” means all expenses (other than underwriting discounts and commissions and transfer taxes) incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the holders of a majority of the Registrable Shares held by the Selling Stockholders to represent the Selling Stockholders in connection with such registration, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders’ own counsel (other than the counsel selected to represent all Selling Stockholders).

          “Registrable Shares” means (a) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (b) the shares of Common Stock issued or issuable upon the conversion or exercise of any other convertible securities or warrants acquired by the holders of the Preferred Stock, (c) any other shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, such shares, and (d) any shares of Common Stock or Preferred Stock acquired pursuant to that certain Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of the date of this Agreement, by and among the Company, the Purchasers, and the Key Holders (all as defined therein) (the “Co-Sale Agreement”); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon five (5) years after the closing of the Qualifying Public Offering or, with respect to any holder, at such time that such holder is able to sell all its shares of Common Stock pursuant to Rule 144(k). Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Preferred Stock even if such conversion has not been effected.
          “Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such act, as they each may, from time to time, be in effect.
          “Selling Stockholder” means any person owning of record Registrable Shares to be included in a Registration Statement.
          “Undersubscription Amount” means, with respect to a Purchaser, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser indicates it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts.
     2. Registration Rights.
          2.1 Required Registrations.
               (a) At any time after the earlier of (i) the fourth (4th) anniversary of the date of this Agreement or (ii) six (6) months after the closing of the Qualifying Public Offering, a Purchaser or Purchasers holding in the aggregate at least twenty percent (20%) of the Registrable Shares may together request, in writing, that the Company effect the registration on Form S-1 (or any successor form) of Registrable Shares having an aggregate anticipated offering price, net of underwriting discounts and commissions, of at least $5,000,000 (based on the market price or fair value on the date of such request). The Company shall not be required to effect more than two (2) registrations (that have been declared and ordered effective by the Commission) pursuant to this Section 2.1(a).
               (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Purchaser or Purchasers holding at least ten percent (10%) of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-3 (or such successor form) of Registrable Shares having an aggregate anticipated offering price of at least $2,000,000. The Company shall not be required to effect more than two (2) registrations in any twelve (12) month period pursuant to this Section 2.1(b).
               (c) Upon receipt of any request for registration pursuant to this Section 2.1, the Company shall promptly give written notice of such proposed registration to all Purchasers other than the Initiating Holders. Such Purchasers shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Purchasers may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(d). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register; provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form).
               (d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). In such event, the right of any other Purchaser to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Purchaser’s participation in such underwriting on the terms set forth herein. All Purchasers including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for such underwriting by the Company and approved by a majority of the Initiating Holders, which such approval will not be unreasonably withheld, conditioned, or delayed; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Purchasers materially greater than the obligations of the Purchasers pursuant to Section 2.5. If any Purchaser who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Purchaser may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated among all Purchasers requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a) or (b), as the case may be; provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. If any Purchaser would thus be entitled to include more Registrable Shares than such Purchaser requested to be registered, the excess shall be allocated among other requesting Purchasers pro rata in the manner described in the preceding sentence.

               (e) The Company shall not be required to effect any registration within six (6) months after the effective date of the Registration Statement relating to the Qualifying Public Offering. For purposes of this Section 2.1(e), a Registration Statement shall not be counted if, as a result of an exercise of the underwriter’s cut-back provisions, less than thirty-five percent (35%) of the total number of Registrable Shares that Purchasers have requested to be included in such Registration Statement are so included.
               (f) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of ninety (90) days from the date of such request, such right to delay a request to be exercised by the Company not more than twice in any twelve (12) month period.
          2.2 Incidental Registration.
               (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1 or filed as part of the Company’s initial public offering) at any time and from time to time, it will, prior to such filing, give written notice to all Purchasers of its intention to do so. Upon the written request of a Purchaser or Purchasers given within fifteen (15) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Purchaser or Purchasers to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Purchaser or Purchasers; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Purchaser.
               (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Purchasers as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Purchaser to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Purchaser’s participation in such underwriting on the terms set forth herein. All Purchasers including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Purchasers materially greater than the obligations of the Purchasers pursuant to Section 2.5. If any Purchaser who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Purchaser may elect, by written notice to the Company delivered at least ten (10) business days prior to the effective date of the registration statement, to withdraw its shares from such Registration Statement and underwriting without loss of any future registration rights. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company, and second, to the Selling Stockholders in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date the Company gives the notice specified in Section 2.2(a); provided, however, that the number of Registrable Shares permitted to be included in such registration shall in any event be at least twenty-five percent (25%) of the aggregate number of shares included in such registration, unless such registration is the initial public offering. No Registrable Shares shall be excluded from such offering unless all other shares (other than those to be sold for the account of the Company) are first excluded.
          2.3 Registration Procedures.
               (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall promptly:
                    (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective;
                    (ii) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for thirty (30) days from the effective date or such lesser period until all such Registrable Shares are sold, provided that a Registration Statement on a Form S-3 which will remain effective for twelve (12) months from the effective date or such lesser period until all such Registrable Shares are sold;
                    (iii) furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;
                    (iv) register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;
                    (v) cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                    (vi) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;
                    (vii) make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;
                    (viii) notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and
                    (ix) following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.
               (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.
               (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of thirty (30) days consecutively or sixty (60) days in any three hundred sixty-five (365) day period as long as such suspension would not be in violation of the Securities Act.
          2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under

Section 2.1(a) or Section 2.1(b) is withdrawn at the request of the Initiating Holders (other than as a result of material adverse information concerning the business or financial condition of the Company which is made known to the Selling Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1(a) or Section 2.1(b), as applicable, the Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration.
          2.5 Indemnification and Contribution.
               (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any Prospectus or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, Prospectus or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.
               (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any Prospectus, or any amendment or supplement to the Registration Statement or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.
               (c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay the reasonable expenses of the Indemnified Party if the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; and provided, further, that in no event shall the Indemnifying Party be required to pay the expenses of more than one counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.
               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Indemnifying Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnified Party and the Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Indemnified Party or the Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.5(d), (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.5(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.5(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
               (e) The rights and obligations of the Company and the Selling Stockholders under this Section 2.5 shall survive the termination of this Agreement.
               (f) It is expressly acknowledged and agreed that in accordance with the terms of the Opinion of the Maryland Attorney General No. 86-064 dated December 1, 1986, absent already available appropriations to fund indemnification or contribution obligations that may arise under Section 2.5, any and all such obligations of DBED are conditioned upon the availability of appropriations for use by DBED at the time such indemnification or contribution obligations arise; any and all such obligations are further limited to the extent of the State of Maryland’s statutory waiver of its sovereign immunity.
          2.6 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters and the Selling Stockholders with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters and the Selling Stockholders with respect to the Registration Statement.
          2.7 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.
          2.8 “Standoff” Agreement; Confidentiality of Notices. Each Purchaser, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company (excluding securities included in the registration or acquired in the initial public offering or in the public market after such offering) held by such Purchaser for a period of one hundred eighty (180) days following the effective date of a Registration Statement; provided, that:
               (a) such agreement shall only apply to the first public offering of the Company’s Common Stock;
               (b) all current stockholders of the Company, all officers and directors of the Company, and any stockholders who acquire stock of the Company before or during the one hundred eighty (180) day period following the effective date of a Registration Statement enter into similar agreements; and
               (c) such agreement shall provide that all Purchasers will participate on a pro-rata basis in any early release from the “standoff” obligations of any stockholder, warrantholder or optionholder.
     The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such one hundred eighty (180) day period.
     Any Purchaser receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.
          2.9 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of the holders of at least seventy percent (70%) of the Registrable Shares then outstanding held by the Purchasers, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder registration rights that are pari passu with, or senior to, those granted to the Purchasers hereunder.

          2.10 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:
               (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;
               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and
               (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.
          2.11 Termination. All of the Company’s obligations to register Registrable Shares under this Agreement shall terminate five (5) years after the closing of the Qualifying Public Offering. In addition, the Company’s obligations to register Registrable Shares under this Agreement with respect to any holder of Registrable Shares shall terminate at such time that such holder is able to sell Registrable Shares pursuant to Rule 144(k).
     3. Right of First Refusal.
          3.1 Rights of Purchasers to Acquire Offered Securities.
               (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered Securities, unless in each such case the Company shall have first complied with this Section 3.1. The Company shall deliver to each Purchaser an Offer, which shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Purchaser (A) such Purchaser’s Basic Amount and (B) such Purchaser’s Undersubscription Amount.
               (b) To accept an Offer, in whole or in part, a Purchaser must deliver to the Company, on or prior to the date twenty (20) days after the date of delivery of the Offer, a Notice of Acceptance indicating the portion of the Purchaser’s Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic

Amount, the Undersubscription Amount (if any) that such Purchaser elects to purchase. If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts available for purchase, then each Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the Available Undersubscription Amount, each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.
               (c) The Company shall have ninety (90) days from the expiration of the period set forth in Section 3.1(b) to issue, sell or exchange all or any part of the Refused Securities, but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer. If the Company has not sold such Refused Securities within such ninety (90) day period, the Company shall not thereafter issue or sell any Offered Securities without first offering such securities to the Purchasers in the manner provided above.
               (d) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Purchasers shall, within fifteen (15) days of notice given by the Company of such closing, acquire from the Company and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance against payment of the purchase price therefor and upon such other terms and conditions specified in the Offer.
               (e) The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Company, the Purchasers and their respective counsel.
               (f) The rights of the Purchasers under this Section 3.1 shall not apply to:
                    (i) the issuance of any shares of Common Stock in connection with any stock split, stock dividend, or recapitalization of the Company;
                    (ii) the issuance of any shares of Common Stock upon conversion of shares of convertible preferred stock;
                    (iii) shares of Common Stock, and options or warrants therefor, issued or to be issued after the date of this Agreement to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary pursuant to the Sourcefire, Inc. 2002

Stock Incentive Plan or any other stock purchase or stock option plans that are approved by (A) the Board of Directors including the affirmative vote of the director (the “Series A Designee”) elected solely by holders of the Series A Preferred Stock, voting as a separate class, and the director (the “Series B Designee”) elected solely by holders of the Series B Preferred Stock, voting as a separate class, and the director (the “Series D Designee” and collectively with the Series A Designee and the Series B Designee, the “Preferred Designees”) elected pursuant to Section 1(e) of that certain Stockholders’ Voting Agreement, dated as of the date hereof, by and between the Company and the other parties identified therein, and (B) the stockholders of the Company if such approval is required pursuant to the terms of the Charter;
                    (iv) stock issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the rights of first refusal established by this Section 3 were complied with or were inapplicable pursuant to any provision of this Section 3 with respect to the initial sale or grant by the Company of such rights or agreements;
                    (v) shares of Common Stock issued or issuable as a dividend or distribution on the Preferred Stock;
                    (vi) shares of Common Stock or Preferred Stock, or options or warrants therefor, issued or issuable to any bank, or other financial or lending institution, equipment lessor or service provider, pursuant to any equipment leasing, loan arrangement, debt financing, or similar arrangement, provided that the issuance of such shares, options or warrants is approved by (a) the Board of Directors, including all of the Preferred Designees, and (b) at least a majority of the then outstanding shares of Series C Preferred Stock and at least a majority of the then outstanding shares of Series D Preferred Stock, each voting or consenting as separate classes; and provided, further, that the primary purpose of the transaction is not an equity financing;
                    (vii) shares of Common Stock, or options, warrants or other convertible securities therefor, issued or issuable in connection with a strategic transaction, such as a joint venture, or a manufacturing, marketing or distribution arrangement (including the acquisition or licensing of technology (including, without limitation, sponsored research) by the Company or to a collaborative partner of the Company in connection with a corporate partnering transaction) that is not substantially for equity financing purposes and is approved by (a) the Board of Directors, including all of the Preferred Designees, and (b) at least a majority of the then outstanding shares of Series C Preferred Stock and at least a majority of the then outstanding shares of Series D Preferred Stock, each voting or consenting as separate classes;
                    (viii) shares of Common Stock that are issued in connection with a Qualifying Public Offering;
                    (ix) shares of Common Stock, or options, warrants or other convertible securities therefor, issued or issuable in connection with the acquisition of another entity by the Company by merger, purchase of all or substantially all of the assets of another entity or other reorganization resulting in ownership by the Corporation of not less than fifty-one percent (51%) of the voting power of such entity; or
                    (x) shares of Common Stock or Preferred Stock, or options, warrants or other convertible securities therefor, issued with the consent of the holders of (a) at least two-thirds of the then outstanding Series A Preferred Stock, (b) at least sixty percent (60%) of the then outstanding Series B Preferred Stock, (c) at least a majority of the then outstanding Series C Preferred Stock, and (d) at least a majority of the then outstanding Series D Preferred Stock, each voting or consenting as separate classes.
          3.2 Termination. This Section 3 shall terminate upon the earlier of the closing of a Company Sale or the closing of a Qualifying Public Offering.
     4. Covenants.
          4.1 Negative Covenants, Director Majority Vote. So long as any Preferred Stock is outstanding, the Company shall not, without prior written consent of a majority of the Board of Directors (including at least one of the Preferred Designees):
               (a) apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly (including through a Company Subsidiary), or otherwise, of any shares of its capital stock (other than (i) redemptions of Preferred Stock in accordance with the terms of the Charter, (ii) repurchases of Common Stock at cost upon termination of employment or service, or (iii) stock purchases made pursuant to the Stock Repurchase Agreement entered into between the Company and DBED dated February 5, 2002);
               (b) enter into, or permit any Company Subsidiary to enter into, any lines of business that is not primarily related to the business of the Company as conducted or proposed to be conducted as of the date of this Agreement or relocate the Company’s principal office to a different region of the country;
               (c) acquire, directly or indirectly (including through a Company Subsidiary), all or substantially all of the properties, assets or stock of any other company or entity;
               (d) incur any indebtedness, or permit any Company Subsidiary to incur any indebtedness (other than indebtedness of Company Subsidiaries owed to the Company), in excess of $500,000 in the aggregate; provided, however, that the approval of the Board of Directors pursuant to this Section 4 shall not be required for the Company to draw down or otherwise access any amounts under (i) the $5,000,000 revolving credit facility with Silicon Valley Bank (the “SVB Credit Facility”) and (ii) the $1,000,000 equipment line facility with Silicon Valley Bank (the “SVB Equipment Line Facility”);
               (e) materially amend any provision of the SVB Credit Facility or the SVB Equipment Line Facility, including, without limitation, any increase in the maximum loan amount or the extension of the maturity date of either such facilities;

               (f) make any capital expenditures in any fiscal year (including expenditures for capitalized leases and capital expenditures by Company Subsidiaries) in excess of $400,000, other than as set forth in the budget duly adopted by the Board of Directors, including all of the Preferred Designees;
               (g) make, or permit any Company Subsidiary to make, any loan or advance to any entity or person, including, without limitation, any employee or director of the Company or any Company Subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors of the Company, including all of the Preferred Designees;
               (h) pledge assets, guarantee, or permit any Company Subsidiary to guarantee, directly or indirectly, any indebtedness or obligations except for guarantees of trade accounts of the Company or any Company Subsidiary arising in the ordinary course of business;
               (i) enter into any agreement or contract with any affiliate of the Company or its officers or directors other than agreements required by the Purchase Agreement or arising in the ordinary course of business; or
               (j) increase or decrease the number of seats on the Company’s Board of Directors from its current number of seven (7).
Any such action taken without the required consent or affirmative vote of a majority of the Board of Directors (including all of the Preferred Designees) shall be void ab initio.
          4.2 Inspection and Observation. The Company shall permit each Major Purchaser, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.
          4.3 Financial Statements and Other Information.
               (a) Until the earlier of the Company’s Qualifying Public Offering or the Company otherwise becomes subject to the reporting provisions of the Exchange Act, the Company shall deliver to each Major Purchaser:
                    (i) within ninety (90) days after the end of each fiscal year of the Company, an audited balance sheet of the Company as of the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles consistently applied;
                    (ii) within thirty (30) days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as of the end of such quarter, a statement of stockholders’ equity, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter;
                    (iii) within twenty (20) days after the end of each month, an unaudited balance sheet of the Company as of the end of such month and unaudited statements of income and of cash flows of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company’s projected financial statements for the corresponding periods for the current fiscal year;
                    (iv) at least thirty (30) days prior to the commencement of each new fiscal year, an operating plan and budget, including monthly projections, for such fiscal year in the same format as the financial statements (Board of Directors approval of the budget (which shall not be unreasonably withheld) must be received no later than 10 days prior to the commencement of such fiscal year);
                    (v) within thirty (30) days after filing, copies of all material documents filed with government agencies, other than documents filed primarily in connection with selling products or services of the Company to such government agency;
                    (vi) within thirty (30) days after filing or service, pleadings of any material lawsuits filed by or against the Company;
                    (vii) within ten (10) days after receipt, copies of any notices regarding any defaults on any loans or material leases to which the Company is a party;
                    (viii) such other notices, information and data with respect to the Company as the Company delivers to all of the holders of its capital stock at the same time it delivers such items to such holders; and
                    (ix) with reasonable promptness, such other information and data as such Purchaser may from time to time reasonably request.
               (b) The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clauses (ii) and (iii) shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby. At the request of any Major Purchaser, the financial statements provided pursuant to Section 4.3(a)(ii) shall contain a management discussion and analysis and a budget variance analysis.
          4.4 Material Changes and Litigation. The Company shall promptly notify the Major Purchasers of any material change in the business, prospects, assets or condition, financial or otherwise, of the Company and of any litigation or governmental proceeding or investigation brought or, to the best of the Company’s knowledge, threatened against the Company, or against any officer, director, key employee or principal stockholder of the Company which, if adversely determined, would have a material adverse effect on the business, prospects, assets or condition (financial or otherwise) of the Company.
          4.5 Insurance.
               (a) The Company shall maintain term life insurance, naming the Company as the beneficiary, upon the life of each of (i) E. Wayne Jackson, III, (ii) Thomas McDonough, and (iii) Martin Roesch, in the minimum amount of at least $1,000,000. The cancellation of each policy will require the prior approval of the Board of Directors.
               (b) The Company shall obtain and maintain, during the term of this Agreement, (i) director and officer liability insurance with an underwriter and with terms acceptable to the Board of Directors, with coverage limits of at least $3,000,000 per occurrence, and (ii) employment practice liability insurance with an underwriter and with terms acceptable to the Board of Directors, with coverage limits of at least $1,000,000 per occurrence. If requested by Purchasers holding at majority of the Registrable Securities, the Company will add one designee of such Purchasers as a notice party for such policy and shall request that the issuer of such policy provide such designee with ten (10) days’ notice before such policy is terminated (for failure to pay premiums or otherwise) or assigned or before any change is made in the beneficiary thereof.
               (c) The Company shall obtain and maintain, during the term of this Agreement, valid policies of workers’ compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks, all with terms acceptable to the Board of Directors.
          4.6 Agreements with Employees; Recruitment.
               (a) The Company shall require (i) all persons now or hereafter employed by the Company, as a condition to their employment, and (ii) all independent contractors utilized by the Company who have access to confidential or proprietary information of the Company, as a condition to their consulting relationship with the Company, to enter into an Assignment of Inventions, Non-Disclosure, Non-Competition and Non-Solicitation Agreement substantially in the form of Exhibit D to the Purchase Agreement, or such other form as may be approved by the Board of Directors of the Company (including at least one of the Preferred Designees).
               (b) The Company agrees that it will not, without the prior written consent of the Board of Directors (including at least one of the Preferred Designees) terminate, materially amend or waive any material rights under any inventions, confidentiality, non-competition or restricted stock agreement between the Company and any employees of the Company.

               (c) Unless otherwise approved by the Board of Directors of the Company (including the affirmative vote of all of the Preferred Designees) all options or restricted stock granted or issued by the Company shall become exercisable at the rate of twenty-five percent (25%) on the first (1st) anniversary of grant or issue and two point zero eight three percent (2.083%) per month thereafter over the subsequent three (3) years (for a 4 year total vesting) so long as the holder continues to be an employee or consultant of the Company. Any acceleration of the vesting of such options or restricted stock granted or issued by the Company (other than as set forth in the Company’s 2002 Stock Incentive Plan) must be approved by the Board of Directors of the Company (including all of the Preferred Designees). With respect to any shares of restricted stock issued by the Company or any shares issued by the Company pursuant to an early exercise provision, the Company’s repurchase option shall provide that upon such person’s termination of employment or service with the Company, with cause, the Company or its assignee shall have the option to purchase any unvested shares of stock held by such person at the lesser of cost or fair market value.
          4.7 Board of Directors.
               (a) The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.
               (b) The Board of Directors shall meet on at least a monthly basis, unless otherwise agreed by a majority of the members of the Board of Directors.
               (c) The Audit Committee and Compensation Committee (together the “Committees”), previously established by the Board of Directors shall continue to exist as currently structured and shall continue to advise the Board of Directors in accordance with the charters adopted by the Board of Directors for each such Committee.
          4.8 Related Party Transactions.
               (a) To the extent permitted under Delaware law, the Company shall not enter into any agreement with any stockholder, officer or director of the Company, or any “affiliate” of such persons (as such term is defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, without the consent of at least a majority of the members of the Company’s Board of Directors having no interest in such agreement or arrangement.
               (b) The approval of the Board of Directors of the Company (including at least one of the Preferred Designees) shall be required to (i) establish or increase the compensation of executive officers of the Company, (ii) grant stock options to any officer of the Company or (iii) hire individuals to serve as executive officers of the Company, provided that, such actions may be approved by a committee of the Board of Directors if the Board specifically delegates such authority to any such committee.
          4.9 International Investment and Trade in Services Survey Act. The Company shall use its best efforts to file on a timely basis all reports required to be filed by it under 22 U.S.C. Section 3104, or any similar statute, relating to a foreign person’s direct or indirect investment in the Company.
          4.10 Market Standoff. As a condition to the obligation of the Purchasers under Section 2.8 above, the Company agrees to use its commercially reasonable efforts (a) to obtain a similar market standoff agreement for each current and future stockholder, warrantholder or optionholder of the Company and (b) to cause the “standoff” obligation of the Purchasers under Section 2.8, and any agreement entered into by the Purchasers as a result of their obligations under Section 2.8, to provide that all Purchasers subject to such “standoff” obligations will participate on a pro-rata basis in any early release from the “standoff” obligations of any stockholder, warrantholder or optionholder.
          4.11 Visitation Rights. The Company shall allow one representative designated by each of NEA Partners 10, Limited Partnership, Sierra Ventures VIII, L.P., Inflection Point Ventures II, L.P., Core Capital Partners, L.P., the Maryland Department of Business and Economic Development, Sequoia Capital Franchise Fund (“Sequoia”) and Meritech Capital Partners III, L.P. to attend all meetings of the Company’s Board of Directors and committees (including Executive Sessions, as defined below) in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that the Company reserves the right to invoke an executive session of the Board of Directors or committee (an “Executive Session”). The Company reserves the right to withhold any information and to exclude a representative from any Executive Session or portion thereof if access to such information or attendance at such Executive Session could adversely affect the attorney-client privilege between the Company and its counsel or would result in a conflict of interest with respect to such information or Executive Session. The Company shall promptly reimburse the representative designated by Meritech Capital Partners III, L.P. for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.
          4.12 Company Meetings with Sequoia. Sequoia agrees that a partnership group representing Sequoia will meet with the executive management of the Company on a quarterly basis at Sequoia’s headquarters, or at such other place agreed to by the parties, so long as Sequoia owns shares of Series C Preferred Stock or Common Stock issued as a result of the conversion of its Series C Preferred Stock. The purpose of such quarterly meetings will be for the Company to provide Sequoia with financial updates and for Sequoia and the Company to discuss strategic planning and other general business matters.
          4.13 Approval of New Voting Stock. The Company will not (by amendment of its Charter, merger, consolidation or otherwise), without the affirmative written consent of Sequoia and Meritech, (a) take any action that results in the Common Stock of the Company, or any series of Common Stock that may from time to time be created, having voting rights greater than one (1) vote per share, (b) take any action that results in any share of Preferred Stock of the Company (whether now existing or hereafter created) having less than one (1) vote for each share of Common Stock into which such share of Preferred Stock is then convertible or (c) authorize or issue, or obligate itself to issue, any other security of the Company (including any security convertible into or exercisable for any Common Stock or Preferred Stock of the Company) having voting rights greater than one (1) vote for each share of Common Stock into which such security is convertible.
          4.14 Repurchases of Stock. In connection with any repurchases of capital stock of the Company, including capital stock held by the Company’s officers, the Company shall comply with any and all applicable laws and regulations, including the provisions of Sections 170 and 173 of the Delaware General Corporation Law regarding the payment of dividends. Such shares of capital stock shall be retired and cancelled and may not be reissued.
          4.15 Termination of Covenants. All covenants of the Company contained in this Section 4 shall terminate upon the earlier of the closing of a Company Sale or the closing of a Qualifying Public Offering.
     5. Confidentiality. Each Purchaser agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Company, any Confidential Information, unless such Confidential Information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 5 by such Purchaser), (ii) is or has been independently developed or conceived by the Purchaser without use of the Company’s Confidential Information or (iii) is or has been made known or disclosed to the Purchaser by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Purchaser may disclose Confidential Information (a) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company as long as such professional is made aware of the provisions of this Section 5, (b) to any prospective purchaser of any Preferred Stock from such Purchaser as long as such prospective purchaser agrees to be bound by the provisions of this Section 5, (c) to any affiliate, partner, retired partner, limited partner, member, stockholder, wholly owned subsidiary or parent of such Purchaser or (d) as may otherwise be required by law, provided that the Purchaser takes reasonable steps to minimize the extent of any such required disclosure.
     6. Transfers of Rights; Calculation of Share Numbers.
          6.1 This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to any person or entity to which shares of Preferred Stock or Registrable Shares are transferred by such Purchaser; provided, however, that the rights to cause the Company to register Registrable Securities pursuant to Section 2 may only be assigned by a holder of Registrable Securities (a “Holder”) to a transferee or assignee of Registrable Securities that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of such Holder, (b) is a Holder’s ancestor or descendent or a trust, limited partnership or limited liability company for the benefit of an individual Holder, (c) acquires at least five hundred thousand (500,000) shares of Registrable Securities (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the filing of the Charter), or (d) is an entity affiliated by common control (or other related entity) with such Holder provided, further, that (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement. Such transferee shall be deemed a “Purchaser” for purposes of this Agreement; provided, however, that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.
          6.2 In determining the number of shares of Preferred Stock or Registrable Shares owned by a Purchaser for purposes of exercising rights under this Agreement, (a) Preferred Stock owned by a Purchaser shall be deemed to include Preferred Stock which has been converted into Common Stock so long as such Common Stock is owned by such Purchaser, (b) all Registrable Shares or Preferred Stock held or acquired by Core Capital Partners, L.P. and Minotaur, LLC shall be aggregated together for purposes of determining the rights of each under this agreement (subject to the definition of Registrable Securities and (c) all Preferred Stock held by affiliated entities or persons shall be aggregated together (provided that no shares shall be attributed to more than one entity or person within any such group of affiliated entities or persons).
     7. General.
          7.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
          7.2 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.
          7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof). THE PARTIES TO THIS AGREEMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO DISPUTES ARISING UNDER THIS AGREEMENT AND THE RELATED AGREEMENTS AND CONSENT TO A BENCH TRIAL WITH THE APPROPRIATE JUDGE ACTING AS THE FINDER OF FACT.
          7.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, in each case to the intended recipient as set forth below:
     If to the Company, at Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, MD 21046, Attention: General Counsel and Chief Financial Officer, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Morrison & Foerster LLP, 1650 Tysons Boulevard, Suite 300, McLean, Virginia 22102, Attention: Thomas J. Knox, Esq.; and
     If to a Purchaser, at its address set forth on Exhibit A or Exhibit B, as applicable, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto, with copies to (i) Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, Attention: Mark V. Roeder, Esq., (ii) Weil, Gotshal & Manges LLP, 201 Redwood Shores Parkway, Redwood Shores, California 94065, Attention: Richard S. Millard, Esq. and (iii) Cooley Godward LLP, 11951 Freedom Drive, Reston, Virginia 20190, Attention: Michael R. Lincoln, Esq.
          7.5 Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.
          7.6 Amendments and Waivers. Except as set forth in Section 2.9 of this Agreement, this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of (a) the Company, (b) the holders of at least two-thirds of the Registrable Shares then outstanding held by all Series A Purchasers, (c) the holders of at least sixty percent (60%) of the Registrable Shares then outstanding held by all Series B Purchasers, (d) the holders of at least a majority of the Registrable Shares then outstanding held by all Series C Purchasers, and (e) the holders of at least a majority of the Registrable Shares then outstanding held by all Series D Purchasers; provided, however, the rights set forth in Section 4.11 and 4.13 may only be amended or waived as to a particular Purchaser by the prior written consent of such Purchaser; provided further, that the rights set forth in Section 4.2, 4.3 and 4.4 may only be amended or waived as to a particular Major Purchaser by the prior written consent of such Major Purchaser; provided further, the prior written consent of Meritech shall be required for an amendment or modification to Section 1 and any amendment or modification which, by its express terms, is (a) applicable to Meritech and (b) not applicable to all other Purchasers in a like or similar manner. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 7.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          7.7 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
          7.8 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.
          7.9 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.
          7.10 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.
          7.11 Amendment of Prior Agreement. The Prior Agreement is hereby amended and superseded in its entirety and restated herein. All provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect.
[Signature Page Follows]

     IN WITNESS WHEREOF, this Fourth Amended and Restated Investor Rights Agreement has been executed by the parties hereto as of the day and year first above written.

COMPANY:

SOURCEFIRE, INC.

By:	/s/ E. Wayne Jackson, III
Name:	E. Wayne Jackson, III
Title:	Chief Executive Officer
Foruth Amended and Restated Investor Rights Agreement

SERIES D PURCHASERS:

Meritech Capital Partners III L.P.

By:	Meritech Capital Associates III L.L.C. its General Partner

By:	Meritech Management Associates III L.L.C. a managing member

By:	/s/ Michael B. Gordon
Michael B. Gordon, a managing member

Meritech Capital Affiliates III L.P.

By:	Meritech Capital Associates III L.L.C. its General Partner

By:	Meritech Management Associates III L.L.C. a managing member

By:	/s/ Michael B. Gordon
Michael B. Gordon, a managing member
Foruth Amended and Restated Investor Rights Agreement

SERIES D PURCHASERS:

SEQUOIA CAPITAL FRANCHISE FUND SEQUOIA CAPITAL FRANCHISE PARTNERS

By: SCFF Management, LLC a Delaware Limited Liability Company General Partner of Each

By:	/s/ Michael Moritz
Managing Member
Foruth Amended and Restated Investor Rights Agreement

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By: NEA Partners 10, Limited Partnership

By:	/s/ Charles W. Newhall III

Name:	Charles W. Newhall III
Title:	General Partner

MARK A. FRANTZ
Fourth Amended and Restated Investor Rights Agreement

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager
on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager
on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VIII, L.L.C.,
as nominee for its members:

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab
Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, LLC the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C.,
as nominee for its members

By:	/s/ David C. Schwab
Name:	David C. Schwab
Title:	Manager
Foruth Amended and Restated Investor Rights Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck
Name:	Pascal Luck
Title:	Managing Director

MINOTAUR LLC

By:	/s/ Mark Levine
Name:	Mark Levine
Title:	Managing Member

MINOTAUR ANNEX LLC

By:	/s/ Mark Levine
Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES, L.P. By: Inflection Point Associates, L.P.

/s/ Timothy Webb
By: Inflection Point Management, LLC Its: General Partner

Name:	Timothy Webb

Title:	Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb
By: Inflection Point SBIC Associates LLC
Its: General Partner

Name:	Timothy Webb

Title:	Authorized Manager

Foruth Amended and Restated Investor Rights Agreement

SERIES C PURCHASERS:

SEQUOIA CAPITAL FRANCHISE FUND SEQUOIA CAPITAL FRANCHISE PARTNERS

By: SCFF Management, LLC
a Delaware Limited Liability Company
General Partner of Each

By:	/s/ Douglas Leone

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By: NEA Partners 10, Limited Partnership

By:	/s/ Charles W. Newhall
Name:	Charles W. Newhall
Title:	General Partner

BIG BASIN PARTNERS, L.P.

By:
Frank Marshall
Its:	General Partner
Foruth Amended and Restated Investor Rights Agreement

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab
Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, L.L.C.,
the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C.,
as nominee for its members

By:	/s/ David C. Schwab
Name:	David C. Schwab
Title:	Manager

SIERRA VENTURES ASSOCIATES VIII, L.L.C.,
as nominee for its members

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager
Foruth Amended and Restated Investor Rights Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck
Name:	Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine
Name: Title:	Mark Levine Managing Member

INFLECTION POINT VENTURES, L.P.

By: Inflection Point Associates, L.P.

/s/ Timothy Webb
By: Inflection Point Management LLC
Its: General Partner
Name: Timothy Webb
Title: Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb
By: Inflection Point SBIC Associates LLC
Its: General Partner
Name: Timothy Webb
Title: Authorized Manager

/s/ MARK A. FRANTZ
MARK A. FRANTZ

FRANK A. BONSAL, JR.

Asheem Chandna and Aarti Chandna, as
Trustees of the Chandna Family Revocable
Trust as of April 13, 1998

By:	/s/ ASHEEM CHANDNA
ASHEEM CHANDNA

By:	/s/ AARTI CHANDNA
AARTI CHANDNA
Foruth Amended and Restated Investor Rights Agreement

SERIES B PURCHASERS:

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By: NEA Partners 10, Limited Partnership

By:	/s/ Charles W. Newhall III
Name:	Charles W. Newhall III
Title:	General Partner

NEA VENTURES 2003, LIMITED PARTNERSHIP

By:	/s/ Pamela J. Clark
Name:	Pamela J. Clark
Title:	Vice President

BIG BASIN PARTNERS, L.P.

By:
Frank Marshall
Its:	General Partner
Foruth Amended and Restated Investor Rights Agreement

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab
Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, L.L.C.,
the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C.,
as nominee for its members

By:	/s/ David C. Schwab
Name:	David C. Schwab
Title:	Manager

SIERRA VENTURES ASSOCIATES VIII, L.L.C.,
as nominee for its members

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager
Foruth Amended and Restated Investor Rights Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck
Name:	Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine
Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES, L.P.

By: Inflection Point Associates, L.P.

/s/ Timothy Webb
By: Inflection Point Management LLC
Its: General Partner
Name: Timothy Webb
Title: Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb
By: Inflection Point SBIC Associates LLC
Its: General Partner
Name: Timothy Webb
Title: Authorized Manager

/s/ MARK A. FRANTZ
MARK A. FRANTZ

FRANK A. BONSAL, JR.
Foruth Amended and Restated Investor Rights Agreement

SERIES A PURCHASERS:

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab
Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, L.L.C.,
the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C.,
the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C.,
as nominee for its members

By:	/s/ David C. Schwab
Name:	David C. Schwab
Title:	Manager

SIERRA VENTURES ASSOCIATES VIII, L.L.C.,
as nominee for its members

By:	/s/ Tim Guleri
Name:	Tim Guleri
Title:	Manager
Foruth Amended and Restated Investor Rights Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck
Name:	Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine
Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES, L.P.

By: Inflection Point Associates, L.P.

/s/ Timothy Webb
By: Inflection Point Management LLC
Its: General Partner
Name: Timothy Webb
Title: Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb
By: Inflection Point SBIC Associates LLC
Its: General Partner
Name: Timothy Webb
Title: Authorized Manager

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:	/s/ Aris Melissaratos
Name:	Aris Melissaratos
Its:	Secretary
Foruth Amended and Restated Investor Rights Agreement

BIG BASIN PARTNERS, L.P.

By:
Frank Marshall
Its:	General Partner

Asheem Chandna and Aarti Chandna, as
Trustees of the Chandna Family Revocable
Trust as of April 13, 1998

By:	/s/ ASHEEM CHANDNA
ASHEEM CHANDNA

By:	/s/ AARTI CHANDNA
AARTI CHANDNA

/s/ E. WAYNE JACKSON, III
E. WAYNE JACKSON, III
Foruth Amended and Restated Investor Rights Agreement

EXHIBIT A
List of Series A Purchasers, Series B Purchasers and Series C Purchasers
Name and Address
Sequoia Capital Franchise Fund &
Sequoia Capital Franchise Partners
3000 Sand Hill Road
Building 4, Suite 180
Menlo Park, California 94025
Sierra Ventures VII, L.P.
Sierra Ventures VIII-A, L.P.
Sierra Ventures VIII-B, L.P.
Sierra Ventures Associates VII, LLC, as nominee for its members
Sierra Ventures Associates VIII, LLC, as nominee for its members
Attn: Tim Guleri
2884 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Core Capital Partners, L.P.
Minotaur Funds, LLC
Attn: Pascal Luck
901 15th Street, NW
Suite 950
Washington, DC 20005
E. Wayne Jackson, III
6608 Corina Court
Columbia, MD 21044
Inflection Point Ventures II, L.P.
Inflection Point Ventures, L.P.
c/o Diane Messick
Delaware Technology Park
15 Innovation Way, Suite 280
Newark, DE 19711
Maryland Department of Business and Economic Development
217 E. Redwood Street
22nd Floor
Baltimore, MD 21202
Attn: Elizabeth Good

Big Basin Partners, L.P.
14585 Big Basin Way
Saratoga, CA 95070
Attn: Frank Marshall
Asheem Chandna and Aarti Chandna, Trustees of the
Chandna Family Revocable Trust of April 13, 1998
Attn: Asheem Chandna
1905 Oak Avenue
Menlo Park, California 94025
Mark A. Frantz
In-Q-Tel Inc.
P.O. Box 12407
Arlington, VA 22219
Frank A. Bonsal, Jr.
1119 St. Paul Street
Baltimore, MD 21202

EXHIBIT B
List of Series D Purchasers
Name and Address
Meritech Capital Partners III, L.P.
285 Hamilton Avenue
Suite 200
Palo Alto, CA 94301
Meritech Capital Affiliates III L.P.
285 Hamilton Avenue
Suite 200
Palo Alto, CA 94301
Sequoia Capital Franchise Fund &
Sequoia Capital Franchise Partners
3000 Sand Hill Road
Building 4, Suite 180
Menlo Park, California 94025
New Enterprise Associates 10, Limited Partnership
Attn: Harry Weller
11951 Freedom Drive, Suite 1200
Reston, Virginia 20190
with a copy to:
New Enterprise Associates 10, Limited Partnership
Attn: Louis Citron
1119 St. Paul Street
Baltimore, MD 21202

Sierra Ventures VII, L.P.
Sierra Ventures VIII-A, L.P.
Sierra Ventures VIII-B, L.P.
Sierra Ventures Associates VII, LLC, as nominee for its members
Sierra Ventures Associates VIII, LLC, as nominee for its members
Attn: Tim Guleri
2884 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Core Capital Partners, L.P.
Minotaur LLC
Minotaur Annex Fund, LLC
Attn:      Pascal Luck
              Mark Levine
901 15th Street, NW
Suite 950
Washington, DC 20005
Inflection Point Ventures II, L.P.
Inflection Point Ventures, L.P.
c/o Diane Messick
Delaware Technology Park
15 Innovation Way, Suite 280
Newark, DE 19711
Mark A. Frantz
In-Q-Tel Inc.
P.O. Box 12407
Arlington, VA 22219